UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2014

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Hines REIT Airport Corporate Center LLC and Hines REIT ACC II, LLC, subsidiaries of Hines REIT Properties, L.P. (the “Operating Partnership”), which is a subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT”), sold Airport Corporate Center on October 15, 2014 to CBRE SPUS7 Acquisitions, LLC (the “Purchaser”). Airport Corporate Center is a portfolio of properties located in the Miami Airport submarket of Miami, Florida. Airport Corporate Center consists of 11 buildings and a 5.46-acre land development site. The Purchaser is not affiliated with Hines REIT or its affiliates.

The net contract sale price for Airport Corporate Center was approximately $132.3 million, exclusive of transaction costs and closing prorations. The net proceeds received by Hines REIT from this sale were $44.1 million after transaction costs.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2014
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2014 and the Years Ended December 31, 2013, 2012 and 2011
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

October 20, 2014	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements

On October 15, 2014, subsidiaries of Hines Real Estate Investment Trust, Inc. (“Hines REIT”), sold Airport Corporate Center, a portfolio of properties located in Miami, Florida to CBRE SPUS7 Acquisitions, LLC (the “Purchaser”). The net proceeds received from this sale were $44.1 million after transaction costs. The Purchaser is not affiliated with Hines REIT or its affiliates.

The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of Airport Corporate Center, including the receipt of proceeds from the sale.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2014
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the disposition of Airport Corporate Center had occurred as of June 30, 2014.  This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2014.  This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed this transaction on June 30, 2014, nor does it purport to represent our future financial position.

	As of June 30, 2014 (a)	Adjustments for Airport Corporate Center		Pro Forma
ASSETS
Investment property, at cost:
Buildings and improvements, net	$1,338,416	$(65,332)	(b)	$1,273,084
Land	430,951	(34,061)	(b)	396,890
Total investment property	1,769,367	(99,393)		1,669,974

Investments in unconsolidated entities	234,227	—		234,227
Cash and cash equivalents	89,298	41,991	(c)	131,289
Restricted cash	120,192	—		120,192
Distributions receivable	3,744	—		3,744
Tenant and other receivables, net	50,616	(4,305)	(b)	46,311
Intangible lease assets, net	172,591	(879)	(b)	171,712
Deferred leasing costs, net	126,909	(15,831)	(b)	111,078
Deferred financing costs, net	5,203	(717)	(b)	4,486
Other assets	3,191	(852)	(b)	2,339
TOTAL ASSETS	$2,575,338	$(79,986)		$2,495,352

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$72,984	$(5,191)	(b)	$67,793
Due to affiliates	5,139	(248)	(b)	4,891
Intangible lease liabilities, net	33,036	(779)	(b)	32,257
Other liabilities	16,916	(1,704)	(b)	15,212
Interest rate swap contracts	58,089	—		58,089
Participation interest liability	100,486	—		100,486
Distributions payable	15,344	—		15,344
Notes payable	1,110,005	(78,057)	(b)	1,031,948
Total liabilities	1,411,999	(85,979)		1,326,020

Commitments and contingencies	—	—		—

Equity:
Preferred shares	—	—		—
Common shares	227	—		227
Additional paid-in capital	1,111,164	—		1,111,164
Retained earnings (deficit)	52,484	5,993	(d)	58,477
Accumulated other comprehensive income (loss)	(536)	—		(536)
Total stockholders’ equity	1,163,339	5,993		1,169,332
Noncontrolling interests	—	—		—
Total equity	1,163,339	5,993		1,169,332
TOTAL LIABILITIES AND EQUITY	$2,575,338	$(79,986)		$2,495,352

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2014
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of Airport Corporate Center had occurred as of January 1, 2011.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2014.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2011, nor does it purport to represent our future operations.

	Six Months Ended June 30, 2014 (a)	Adjustments for Airport Corporate Center (b)	Pro Forma
Revenues:
Rental revenue	$110,919	$(8,221)	$102,698
Other revenue	7,974	(346)	7,628
Total revenues	118,893	(8,567)	110,326
Expenses:
Property operating expenses	34,241	(4,711)	29,530
Real property taxes	16,441	(1,099)	15,342
Property management fees	2,995	(243)	2,752
Depreciation and amortization	49,112	(1,702)	47,410
Acquisition related expenses	269	—	269
Asset management and acquisition fees	19,423	—	19,423
General and administrative	3,647	—	3,647
Total expenses	126,128	(7,755)	118,373
Operating income	(7,235)	(812)	(8,047)
Other income (expenses):
Gain (loss) on derivative instruments, net	9,562	—	9,562
Gain (loss) on sale or dissolution of unconsolidated joint venture	13,381	—	13,381
Equity in earnings (losses) of unconsolidated entities, net	82,242	—	82,242
Gain (loss) on sale of real estate investments	9,499	—	9,499
Interest expense	(24,881)	2,065	(22,816)
Interest income	386	(26)	360
Income (loss) from continuing operations before benefit (provision) for income taxes	82,954	1,227	84,181
Benefit (provision) for income taxes	(165)	—	(165)
Income (loss) from continuing operations	$82,789	$1,227	$84,016
Income (loss) from continuing operations per common share	$0.36		$0.37
Weighted average number common shares outstanding	227,297		227,297

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2013
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of Airport Corporate Center had occurred as of January 1, 2011.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2013.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2011, nor does it purport to represent our future operations.

	Year Ended December 31, 2013 (a)	Adjustments for Airport Corporate Center (b)	Pro Forma
Revenues:
Rental revenue	$158,819	$(16,497)	$142,322
Other revenue	9,289	(572)	8,717
Total revenues	168,108	(17,069)	151,039
Expenses:
Property operating expenses	54,429	(9,246)	45,183
Real property taxes	24,282	(1,794)	22,488
Property management fees	4,132	(468)	3,664
Depreciation and amortization	51,262	(3,815)	47,447
Acquisition related expense	330	—	330
Asset management fees	27,970	—	27,970
General and administrative	7,281	—	7,281
Impairment losses	33,878	(28,995)	4,883
Total expenses	203,564	(44,318)	159,246
Income (loss) from continuing operations before other income (expense), benefit (provision) for income taxes, gain on sale of unconsolidated joint venture and equity in earnings (losses) of unconsolidated entities, net	(35,456)	27,249	(8,207)
Other income (expenses):
Gain (loss) on derivative instruments, net	33,559	—	33,559
Gain (loss) on settlement of derivative instruments	(5,374)	—	(5,374)
Interest expense	(47,453)	4,159	(43,294)
Interest income	779	(18)	761
Income (loss) from continuing operations before benefit (provision) for income taxes, gain on sale of unconsolidated joint venture and equity in earnings (losses) of unconsolidated entities, net	(53,945)	31,390	(22,555)
Benefit (provision) for income taxes	(274)	—	(274)
Gain (loss) on sale of unconsolidated joint venture	16,087	—	16,087
Equity in earnings (losses) of unconsolidated entities, net	82,468	—	82,468
Income (loss) from continuing operations	$44,336	$31,390	$75,726
Income (loss) from continuing operations per common share	$0.19		$0.33
Weighted average number common shares outstanding	231,551		231,551

 See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2012
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of Airport Corporate Center had occurred as of January 1, 2011.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2012.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2011, nor does it purport to represent our future operations.

	Year Ended December 31, 2012 (a)	Adjustments for Airport Corporate Center (b)	Pro Forma
Revenues:
Rental revenue	$163,125	$(17,951)	$145,174
Other revenue	9,192	(553)	$8,639
Total revenues	172,317	(18,504)	153,813
Expenses:
Property operating expenses	54,186	(9,748)	44,438
Real property taxes	22,246	(1,725)	20,521
Property management fees	3,865	(505)	3,360
Depreciation and amortization	55,042	(4,063)	50,979
Asset management fees	29,651	—	29,651
General and administrative	6,874	—	6,874
Impairment losses	53,483	—	53,483
Total expenses	225,347	(16,041)	209,306
Income (loss) from continuing operations before other income (expenses), benefit (provision) for income taxes and equity in earnings (losses) of unconsolidated entities, net	(53,030)	(2,463)	(55,493)
Other income (expenses):
Gain (loss) on derivative instruments, net	8,680	—	8,680
Interest expense	(55,987)	4,162	(51,825)
Interest income	736	(23)	713
Income (loss) from continuing operations before benefit (provision) for income taxes and equity in earnings (losses) of unconsolidated entities, net	(99,601)	1,676	(97,925)
Benefit (provision) for income taxes	(257)	—	(257)
Equity in earnings (losses) of unconsolidated entities, net	9,460	—	9,460
Income (loss) from continuing operations	$(90,398)	$1,676	$(88,722)
Income (loss) from continuing operations per common share	$(0.39)		$(0.39)
Weighted average number common shares outstanding	230,049		230,049

 See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2011
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of Airport Corporate Center had occurred as of January 1, 2011.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2011.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2011, nor does it purport to represent our future operations.

	Year Ended December 31, 2011 (a)	Adjustments for Airport Corporate Center (b)	Pro Forma
Revenues:
Rental revenue	$173,033	$(18,355)	$154,678
Other revenue	8,978	(537)	8,441
Total revenues	182,011	(18,892)	163,119
Expenses:
Property operating expenses	54,456	(9,924)	44,532
Real property taxes	21,378	(1,587)	19,791
Property management fees	3,888	(525)	3,363
Depreciation and amortization	64,519	(4,128)	60,391
Asset management fees	16,173	—	16,173
General and administrative	6,740	—	6,740
Total expenses	167,154	(16,164)	150,990
Income (loss) from continuing operations before other income (expenses), benefit (provision) for income taxes and equity in earnings (losses) of unconsolidated entities, net	14,857	(2,728)	12,129
Other income (expenses):
Gain (loss) on derivative instruments, net	(24,590)	—	(24,590)
Interest expense	(59,169)	5,912	(53,257)
Interest income	507	(2)	505
Income (loss) from continuing operations before benefit (provision) for income taxes and equity in earnings (losses) of unconsolidated entities, net	(68,395)	3,182	(65,213)
Benefit (provision) for income taxes	(265)	—	(265)
Equity in earnings (losses) of unconsolidated entities, net	(5,138)	—	(5,138)
Income (loss) from continuing operations	$(73,798)	$3,182	$(70,616)
Income (loss) from continuing operations per common share	$(0.33)		$(0.31)
Weighted average number common shares outstanding	225,442		225,442

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2014

a.	Reflects the Company's historical condensed consolidated balance sheet as of June 30, 2014.

b.	Reflects the Company's disposition of Airport Corporate Center. Amounts represent the adjustments necessary to remove the assets and liabilities associated with Airport Corporate Center.

c.	Reflects the proceeds received from the sale of Airport Corporate Center less any cash on hand at Airport Corporate Center as of June 30, 2014.

d.	Reflects the adjustments related to the disposition of Airport Corporate Center and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2014

a.	Reflects the Company's historical condensed consolidated statement of operations for the six months ended June 30, 2014.

b.
Reflects the Company's disposition of Airport Corporate Center. Amounts represent the adjustments necessary to remove the historical revenues and expenses of Airport Corporate Center, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Airport Corporate Center. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2013

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2013.

b.
Reflects the Company's disposition of Airport Corporate Center. Amounts represent the adjustments necessary to remove the historical revenues and expenses of Airport Corporate Center, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Airport Corporate Center. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2012.

b.
Reflects the Company's disposition of Airport Corporate Center. Amounts represent the adjustments necessary to remove the historical revenues and expenses of Airport Corporate Center, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Airport Corporate Center. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2011.

b.
Reflects the Company's disposition of Airport Corporate Center. Amounts represent the adjustments necessary to remove the historical revenues and expenses of Airport Corporate Center, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Airport Corporate Center. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.